UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2021

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 24, 2021, the Compensation Committee (“Compensation Committee”) of the Board of Directors (the “Board”) of CASI Pharmaceuticals, Inc. (hereinafter the “Company”) approved changes to the compensation package of Larry Zhang, President of the Company. The compensation package consists of three components:

1)	An increase in annual base salary of USD $200,000 effective with the Company’s next payroll cycle;
2)	A cash-based incentive bonus of RMB 1,500,000 contingent upon product sales reaching a specified level between January 1, 2021 and December 31, 2021; and

3)	Time-based and performance-based stock option grants described below.

Under the terms of the grant, Mr. Zhang received a time-based stock option exercisable for eight hundred thousand shares (800,000) of the Company’s common stock that will vest and become exercisable over a four year period with 25% vesting on the first anniversary of the date of grant and 25% vesting over each of the remaining three subsequent anniversaries. In addition, the Board approved the grant of a performance-based option covering eight hundred thousand shares (800,000) of Company’s common stock. The performance-based option will only vest if, within the time period commencing on July 24, 2021 and ending on June 30, 2025, specific product sale milestones are achieved as prescribed by the Compensation Committee. The options have an exercise price of $1.28 per share.

In addition, Mr. Zhang will continue to receive the perquisites described in the Company’s proxy statement dated May 10, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
COO (US), General Counsel & Secretary

Date: July 28, 2021